Supplement to the currently effective Statement of Additional Information for each of the following funds:

Scudder California Tax-Free Income Fund
Scudder Fixed Income Fund
Scudder High Yield Tax Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder New York Tax-Free Income Fund
Scudder Short Duration Fund
Scudder Short-Term Municipal Bond Fund

The following information supplements the information included in the section relating to the use of fund performance information.

From time to time, in marketing and other Fund literature, each fund may depict its net asset value at present or over time.



April 28, 2003